UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 30, 2013

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8484 Westpark Drive Suite 720 McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed to correct a Current Report on Form 8-K filed by us on February 24, 2014, which was inadvertently submitted to EDGAR under the EDGAR form type for a Form 8-K instead of a Form 8-K/A and inadvertently omitted a conformed signature on the signature page. Additionally, the period of report was tagged as February 24, 2014, however it should have been tagged as April 30, 2013.  The sole purpose of this Amendment is to correct the form type, correct the period of report and add a conformed signature on the signature page. No other changes have been made to the original report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

In our Current Report on Form 8-K filed on May 6, 2013 (the “Initial 8-K”), we reported that we completed our acquisition (the “Acquisition”) from Neutral Tandem, Inc. (doing business as Inteliquent) (the “Seller”) of all of the equity interests in NT Network Services, LLC and NT Network Services, LLC SCS, which, together with the subsidiaries of such companies, comprise the data transport business of the Seller. As permitted by Item 9.01 of Form 8-K, we indicated in the Initial 8-K that we would file the historical and pro forma financial information required under Item 9.01 of Form 8-K with respect to the Acquisition by amendment to the Initial 8-K. This amendment (“Amendment No. 1”) is being filed to amend and supplement the Initial 8-K to include such financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
The audited financial statements of NT Network Services, LLC, SCS and subsidiaries for the year ended December 31, 2012 and the audited financial statements for Tinet S.P.A and subsidiaries. for the year ended December 31, 2011 are filed herewith as Exhibit 99.1 and 99.2 to this Amendment No. 1, respectively, and incorporated by reference into this Item 9.01(a).
The reviewed financial statements of NT Network Services, LLC, SCS and subsidiaries for the three-months ended March 31, 2013 and 2012 are filed herewith as Exhibit 99.3 to this Amendment No. 1 and and incorporated by reference into this Item 9.01(a).
(b) Pro Forma Financial Information.
The following unaudited pro forma condensed combined financial information of us and Seller are filed herewith as Exhibit 99.4 to this Amendment No. 1 and incorporated by reference into this Item 9.01(b):

•	Unaudited Pro Forma Condensed Combined Balance Sheets as of March 31, 2013.

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2013.

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2012.

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	The audited consolidated financial statements of NT Network Services, LLC, SCS and Subsidiaries for the year ended December 31, 2012.
99.2	The audited consolidated financial statements of Tinet S.P.A. and Subsidiaries for the year ended December 31, 2011.
99.3	The reviewed consolidated financial statements of NT Network Services, LLC, SCS and Subsidiaries for the three-months ended March 31, 2013 and 2012.
99.4	The unaudited pro forma condensed combined financial information for the year ended December 31, 2012 and for the three months ended March 31, 2013, giving effect to the Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2014	GTT COMMUNICATIONS, INC.

/s/ Michael Bauer
Michael Bauer
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	The audited consolidated financial statements of NT Network Services, LLC, SCS and Subsidiaries for the year ended December 31, 2012.
99.2	The audited consolidated financial statements of Tinet S.P.A. and Subsidiaries for the year ended December 31, 2011.
99.3	The reviewed consolidated financial statements of NT Network Services, LLC, SCS and Subsidiaries for the three-months ended March 31, 2013 and 2012.
99.4	The unaudited pro forma condensed combined financial information for the year ended December 31, 2012 and for the three months ended March 31, 2013, giving effect to the Acquisition.

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